Exhibit 10.1

EXECUTION COPY

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”), is dated as of October 16, 2011, by and among El Paso Corporation  (the “Company”) and the stockholders of Kinder Morgan Inc. (“Buyer”) listed on the signature pages hereto (each a “Stockholder” and collectively, the “Stockholders”).

W I T N E S S E T H:

WHEREAS, the Company, Sherpa Merger Sub, Inc., a Delaware corporation, Sherpa Acquisition, LLC, a Delaware limited liability company, Sirius Merger Corporation, a Delaware corporation, Sirius Holdings Merger Corporation, a Delaware corporation, and Buyer entered into an Agreement and Plan of Merger, dated as of October 16, 2011 (the “Merger Agreement”), providing for, among other things, the acquisition of the Company by Kinder Morgan through the consummation of the Transactions (as defined in the Merger Agreement), the result of which will include the Company being a wholly owned subsidiary of Buyer (capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Merger Agreement as of the date hereof); and

WHEREAS, as of the date hereof, each Stockholder is the record and beneficial owner of the number of shares of Parent Class A Stock of Buyer set forth on Exhibit A hereto (together with such additional shares of such class or of Parent Class P Stock as become beneficially owned by such Stockholder, whether upon the exercise of options, conversion of convertible securities or otherwise, and any other voting securities of Buyer (whether acquired heretofore or hereafter) but excluding any shares sold or transferred on or after the date hereof in compliance with Section 4.1, the “Owned Shares”), which shares collectively represent at least 75% of the voting power of the outstanding capital stock of Buyer (as calculated with respect to the vote that is necessary to obtain the Parent Stockholder Approval); and

WHEREAS, as a condition to the Company’s willingness to enter into and perform its obligations under the Merger Agreement, the Company has required that each Stockholder agree, and each Stockholder has agreed, subject to the terms of this Agreement, (i) to vote all of such Stockholder’s Owned Shares in favor of (a) the issuance of the Parent Class P Stock to the Company’s shareholders in connection with the consummation of the Merger (including shares of Parent Class P Stock to be issued upon the exercise of any Parent Class P Warrants) and the Parent Class P Warrants (the “Stock Issuance”) and (b) any other matters submitted to the shareholders of Buyer in furtherance of the Merger or the other transactions contemplated by the Merger Agreement and (ii) to take the other actions described herein; and

WHEREAS, each Stockholder desires to express its support for the Merger Agreement and the transactions contemplated thereby, including the Stock Issuance.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration given to each party hereto, the receipt of which is hereby acknowledged, the parties agree as follows:

1.             Agreement to Vote; Irrevocable Proxy.

1.1           Agreement to Vote.  Each Stockholder hereby agrees that, from the date hereof until the earlier of (i) the time that the Parent Stockholder Approval has been obtained and no other vote by the Buyer’s shareholders is required to consummate the transactions contemplated by the Merger Agreement and (ii) termination of this Agreement in accordance with Section 5.1, at any meeting of the stockholders of Buyer at which the approval of the Stock Issuance or any other matter requiring a vote of Buyer’s shareholders necessary to consummate the transactions contemplated by the Merger Agreement is to be voted upon, however called, or any adjournment or postponement thereof, such Stockholder shall be present (in person or by proxy) and vote (or cause to be voted) all of its Owned Shares at such time (a) in favor of approval of the Stock Issuance and (b) against any Parent Alternative Transaction and against any action or agreement that would reasonably be expected to materially impair the ability of the Buyer, Merger Sub or the Company to complete the Merger, or that would otherwise reasonably be expected to prevent or materially impede or materially delay the consummation of the transactions contemplated by the Merger Agreement.

1.2           Irrevocable Proxy.  Each Stockholder hereby irrevocably appoints the Company as its attorney-in-fact and proxy with full power of substitution and resubstitution, to the full extent of such Stockholder’s voting rights with respect to such Stockholder’s Owned Shares (which proxy is irrevocable and which appointment is coupled with an interest, including for purposes of Section 212 of the Delaware General Corporation Law, but for the avoidance of doubt shall be deemed terminated and released with respect to any shares sold or transferred on or after the date hereof in compliance with Section 4.1 or Section 4.7) to vote all such Stockholder’s Owned Shares in favor of the Stock Issuance or any other matter requiring a vote of Buyer’s shareholders necessary to consummate the transactions contemplated by the Merger Agreement.  Upon the Company’s reasonable request, each Stockholder agrees to execute any further agreement or form reasonably necessary or appropriate to confirm and effectuate the grant of the proxy contained herein.  The proxy granted by each Stockholder in this Section 1.2 shall remain valid until the earlier of (i) the time that the Parent Stockholder Approval has been obtained or (ii) the termination of this Agreement in accordance with Section 5.1, in the case of clause (i) or (ii), immediately upon which each such proxy shall automatically terminate without any further action required by any person.

2.             Representations and Warranties of Stockholders.  Each Stockholder hereby represents and warrants to the Company as follows:

2.1           Due Organization.  Such Stockholder, if a corporation, partnership or other entity, has been duly organized, is validly existing and is in good standing under the laws of the state of its formation or organization.

2.2           Power; Due Authorization; Binding Agreement.  Such Stockholder has full legal capacity, power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement and the consummation by such Stockholder of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate, partnership or other applicable action on the part of such Stockholder, and no other proceedings on the part of such Stockholder are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.  This Agreement has been duly and validly executed and

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delivered by such Stockholder and, assuming the due and valid authorization, execution and delivery hereof by the other parties hereto, constitutes a valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms.

2.3           Ownership of Shares.  On the date hereof, the Owned Shares set forth opposite such Stockholder’s name on Exhibit A hereto are owned beneficially by such Stockholder, free and clear of any claims, liens, encumbrances and security interests other than any restrictions existing under Buyer’s certificate of incorporation or by-laws or the Buyer Shareholders Agreement (as defined below) (the “Buyer Governance Agreements”).  Other than proxies and restrictions in favor of the Company pursuant to this Agreement and except for such transfer restrictions of general applicability as may be provided under the Securities Act of 1933, as amended, the “blue sky” laws of the various states of the United States, as of the date hereof, and any restrictions contained in the Buyer Governance Agreements, such Stockholder has, and at any stockholder meeting of Buyer in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement, including approval of the Stock Issuance, such Stockholder will have (except as otherwise permitted by this Agreement, including in connection with the permitted Transfer of any Owned Shares), sole voting power and sole dispositive power with respect to all of the Owned Shares of such Stockholder. As of the date hereof, the Stockholders collectively own and on every date through the date that the Parent Stockholder Approval has been obtained (including the date of any meeting or any adjournment or postponements thereof of the stockholders of the Buyer at which Parent Stockholder Approval is sought and the date of any record date for determining the stockholders entitled to vote at any such meeting of the stockholders of Buyer), the Stockholders will own an amount of shares of Buyer’s capital stock sufficient to obtain the Parent Stockholder Approval.

2.4           No Conflicts. The execution and delivery of this Agreement by such Stockholder does not, and the performance of the terms of this Agreement by such Stockholder will not, (a) require such Stockholder to obtain the consent or approval of, or make any filing with or notification to, any governmental or regulatory authority, domestic or foreign other than any filings required under U.S. federal or state securities laws, (b) require the consent or approval of any other person pursuant to any agreement, obligation or instrument binding on such Stockholder or its properties and assets, (c) conflict with or violate any organizational document or law, rule, regulation, order, judgment or decree applicable to such Stockholder or pursuant to which any of its or its affiliates’ respective properties or assets are bound or (d) violate any other agreement to which such Stockholder or any of its affiliates is a party including, without limitation, the Buyer’s certificate of incorporation or by-laws or the Shareholders Agreement, dated as of February 10, 2011, among Buyer and the persons set forth on the signature pages thereto (the “Buyer Shareholders Agreement”) or any other voting agreement, stockholders agreement, irrevocable proxy or voting trust applicable to such Stockholder.  Other than the Buyer Shareholders Agreement, the Owned Shares of such Stockholder are not, with respect to the voting or transfer thereof, subject to any other agreement, including any voting agreement, stockholders agreement, irrevocable proxy or voting trust.

2.5           Acknowledgment.  Such Stockholder understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

3.             Representations and Warranties of the Company.  The Company hereby represents and warrants to the Stockholders as follows:

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3.1           Due Organization.  The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware.

3.2           Power; Due Authorization; Binding Agreement.  The Company has full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company, and no other proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.  This Agreement has been duly and validly executed and delivered by the Company and, assuming the due and valid authorization, execution and delivery hereof by the other parties hereto, constitutes a valid and binding agreement of the Company.

4.             Certain Covenants of the Stockholders.

4.1           Restriction on Transfer, Proxies and Non-Interference.  Each Stockholder hereby agrees, except as permitted by Section 4.7, from the date hereof until the earlier of, (i) the termination of this Agreement in accordance with Section 5.1 and (ii) the time that the Parent Stockholder Approval has been obtained, not to (a) sell, transfer, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, or limitation on the voting rights of, any of the Owned Shares (any such action, a “Transfer”) that would result in the Stockholders, collectively, owning shares of Buyer’s capital stock less than such number of shares necessary to obtain the Parent Stockholder Approval, (b) grant any proxies or powers of attorney with respect to the Owned Shares, deposit any Owned Shares into a voting trust or enter into a voting agreement with respect to any Owned Shares, in each case with respect to any vote on the approval of the Stock Issuance or any other matters set forth in this Agreement including, without limitation, Article I (other than a proxy to the Company as set forth in Section 1.2), (c) take any action that would cause any representation or warranty of such Stockholder contained herein to become untrue or incorrect or have the effect of preventing or disabling such Stockholder from performing its obligations under this Agreement, or (d) commit or agree to take any of the foregoing actions.  Any action taken in violation of the foregoing sentence shall be null and void and each Stockholder agrees that any such prohibited action may and should be enjoined. If any involuntary Transfer of any of the Owned Shares shall occur (including, but not limited to, a sale by a Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Owned Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement.

4.2           No Limitations on Actions.  The parties hereto acknowledge that each Stockholder is entering into this Agreement solely in its capacity as the beneficial owner of the applicable Owned Shares and this Agreement shall not limit or otherwise affect the actions or fiduciary duties of such Stockholder, or any affiliate, employee or designee of such Stockholder or any of its affiliates in its capacity, if applicable, as an officer or director of Buyer.

4.3           Directors.               Each Stockholder agrees that, to the extent it is a Stockholder at the time of the first annual shareholders meeting of Buyer following the

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consummation of the Merger (the “First Post-Closing Meeting”), it will vote all of its Owned Shares in favor of the election of the nominees designated by the Company pursuant to Section 5.15 of the Merger Agreement to the board of directors of Buyer at such shareholders meeting.

4.4           No Solicitation.  Each Stockholder agrees that it shall not, without the Company’s written consent, directly or indirectly solicit, initiate, knowingly facilitate, knowingly encourage (including by way of furnishing information) or knowingly induce or take any other action designed to lead to any inquiries or proposals that constitute, or would reasonably be expected to lead to, the submission of a Parent Alternative Proposal.  Notwithstanding the foregoing, nothing in this Agreement shall be deemed to prevent the Stockholders from Transferring any equity securities of Buyer or taking any action in connection with any Transfer or proposed Transfer of equity securities of Buyer that is not in violation of the Transfer restrictions set forth in Section 4.1 to the extent that such Transfer does not involve a merger, consolidation, share exchange, business combination, recapitalization, liquidation or similar transaction involving Parent or an exchange offer or tender offer for Buyer’s equity securities.

4.5           Amendment to Buyers Shareholders Agreement.  Each Stockholder agrees to execute the amendment to the Buyer Shareholders Agreement to give effect to the matters set forth in Section 5.15 of the Merger Agreement on the date hereof.

4.6           Further Assurances.  From time to time, at the request of the Company and without further consideration, each Stockholder shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or desirable to consummate and make effective the transactions contemplated by this Agreement.

4.7           Affiliate Transfers.  Any Stockholder that Transfers any Owned Shares (a) to Permitted Transferees (as such term is used and defined in the Buyers Shareholders Agreement) and Affiliates (as such term is used and defined in the Buyers Shareholders Agreement) of such Stockholder and (b) in the case of Richard D. Kinder, to a Kinder Foundation (collectively together with such Permitted Transferees and Affiliates, “Potential Transferees”) shall cause each such Potential Transferee to (i) execute a signature page to this Agreement pursuant to which such Potential Transferee agrees to be a “Stockholder” pursuant to this Agreement with respect to such Transferred Owned Shares and (ii) provide the requisite contact information for such Potential Transferee as contemplated by Exhibit B.  Transfers of Owned Shares to Potential Transferees made pursuant to this Section 4.7 shall not be a breach of this Agreement.

5.             Miscellaneous.

5.1           Termination of this Agreement.  This Agreement, and all terms and conditions contained herein, shall terminate upon the earlier to occur of (i) the termination of the Merger Agreement in accordance with its terms and (ii) the Effective Time; provided, that if the Closing occurs, Section 4.3 of this Agreement shall terminate immediately following the First Post-Closing Meeting.

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5.2           Effect of Termination.  In the event of termination of this Agreement pursuant to Section 5.1, this Agreement shall become void and of no effect with no liability on the part of any party hereto; provided, however, no such termination shall relieve any party hereto from any liability for any breach of this Agreement occurring prior to such termination.

5.3           Entire Agreement; Assignment.  This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.  Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided, that Buyer shall be an express third party beneficiary of this Agreement solely for the purpose of being permitted, with a Supermajority Board Vote (as such term is used and defined in the bylaws of Buyer on the date hereof) to enforce Section 1.1 in a manner (pursuant and subject to the provisions of Section 1.1) to cause each Stockholder to vote to approve the Stock Issuance and any other matter requiring a vote of Buyer’s shareholders necessary to consummate the transactions contemplated by the Merger Agreement, solely to the extent that the Company refuses, in writing upon request of the Buyer, to enforce such provision against the Stockholders.  This Agreement shall not be assigned by operation of law or otherwise and, subject only to the immediately preceding sentence, shall be binding upon and inure solely to the benefit of each party hereto.

5.4           Amendments.  This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by each of the parties hereto.

5.5           Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally (notice deemed given upon receipt), telecopied (notice deemed given upon confirmation of receipt), by email (notice deemed given upon sending), or sent by a nationally recognized overnight courier service, such as Federal Express (notice deemed given upon receipt of proof of delivery), to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to a Stockholder, to the address and facsimile set forth opposite such Stockholder’s name on Exhibit B attached hereto with copies in any case to:

Kinder Morgan, Inc.

500 Dallas Street, Suite 1000

Houston, Texas 77002

Attn:  General Counsel

Facsimile:  (713) 369-9410

-and-

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Attn:  Thomas A. Roberts and R. Jay Tabor

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Facsimile: (212) 310-6717

If to the Company :

El Paso Corporation

1001 Louisiana Street

Houston, Texas 77002

Attn.:  General Counsel

Facsimile:  (713) 420-5043

with a copy to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York  10019
Attn.:   David A. Katz
Facsimile:  (212) 403-2000

5.6           Governing Law; Venue.

(a)           This Agreement and all claims or causes of action (whether at Law, in contract, in tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to conflicts of laws principles (whether of the State of Delaware or any other jurisdiction) that would result in the application of the Law of any other state.

(b)           Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Delaware Court of Chancery, or, if (and only if) such court lacks subject matter jurisdiction, the Federal court of the United States of America sitting in the State of Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in the Delaware Court of Chancery, or, if (and only if) such court lacks subject matter jurisdiction, the Federal court of the United States of America sitting in the State of Delaware, and any appellate court from any thereof, (ii) agrees that any claim in respect of any such action or proceeding shall be heard and determined in the Delaware Court of Chancery, or, if (and only if) such court lacks subject matter jurisdiction, the federal court of the United States of America sitting in the State of Delaware, and any appellate court from any thereof, (iii) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in the Delaware Court of Chancery, or, if (and only if) such court lacks subject matter jurisdiction, the federal court of the United States of America sitting in State of Delaware, and any appellate court from any thereof, (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in the Delaware Court of Chancery, or, if (and only if) such court lacks subject matter jurisdiction, the federal court of the United States of America sitting in the State of Delaware, and any appellate court from any thereof, (v) waives, to the fullest extent permitted by

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Law, any claim that it is not personally subject to the jurisdiction of the Delaware Court of Chancery, or, if (and only if) such court lacks subject matter jurisdiction, the federal court of the United States of America sitting in Delaware, and any appellate court from any thereof for any reason other than the failure to serve in accordance with this Agreement, (vi) waives, to the fullest extent permitted by Law, any claim that it or its property is exempt or immune from jurisdiction of the Delaware Court of Chancery, or, if (and only if) such court lacks subject matter jurisdiction, the Federal court of the United States of America sitting in the State of Delaware or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (vii) waives, to the fullest extent permitted by Law, any claim that this Agreement, or the subject mater hereof, may not be enforced in or by such courts.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.  Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.5.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Law.

(c)           EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

5.7           Specific Performance.  Each Stockholder agrees that, in the event of any breach or threatened breach by such Stockholder of any covenant or obligation contained in this Agreement, the Company would be irreparably harmed and that money damages would not provide an adequate remedy.  Accordingly, each Stockholder agrees that Buyer shall be entitled (in addition to any other remedy to which the Company is entitled at law or in equity) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach.  Each Stockholder further agrees that neither the Company nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 5.7, and each Stockholder irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

5.8           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart.  This Agreement may be executed and delivered by facsimile transmission.

5.9           Descriptive Headings.  The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

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5.10         Severability.  Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.  If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.  In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

5.11         Non-Recourse.

(a)  No past, present or future director, officer, employee, incorporator, member, partner, stockholder, agent, attorney, representative or affiliate of any party hereto or of any of their respective affiliates shall have any liability (whether in contract or in tort) for any obligations or liabilities of such party arising under, in connection with or related to this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby; provided, however, that nothing in this Section 5.11 shall limit any liability of the parties hereto for breaches of the terms and conditions of this Agreement.

(b) Each party to this Agreement enters into this Agreement solely on its on behalf, each such party shall solely by severally liable for any breaches of this Agreement by such party and in no event shall any party be liable for breaches of this Agreement by any other party hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be duly executed as of the day and year first above written.

EL PASO CORPORATION

By:	/s/ Douglas L. Foshee
Name: Douglas L. Foshee
Title: Chairman, President and Chief Executive Officer

SIGNATURE PAGE TO VOTING AGREEMENT

STOCKHOLDERS:

/s/ Richard D. Kinder
Richard D. Kinder

GS CAPITAL PARTNERS V FUND, L.P.

By: GSCP V Advisors, L.L.C.
its General Partner

By:	/s/ Kenneth A. Pontarelli
Name: Kenneth A. Pontarelli
Title: Vice President

GSCP V OFFSHORE KNIGHT HOLDINGS, L.P.

By: GS Capital Partners V Offshore Fund, L.P.
its General Partner

By: GSCP V Offshore Advisors, L.L.C.
its General Partner

By:	/s/ Kenneth A. Pontarelli
Name: Kenneth A. Pontarelli
Title: Vice President

GSCP V GERMANY KNIGHT HOLDINGS, L.P.

By: GSCP V GmbH Knight Holdings
its General Partner

By:	/s/ Kenneth A. Pontarelli
Name: Kenneth A. Pontarelli
Title: Vice President

SIGNATURE PAGE TO VOTING AGREEMENT

GS CAPITAL PARTNERS V INSTITUTIONAL, L.P.

By: GS Advisors V, L.L.C.
its General Partner

By:	/s/ Kenneth A. Pontarelli
Name: Kenneth A. Pontarelli
Title: Vice President

GS CAPITAL PARTNERS VI FUND, L.P.

By: GSCP VI Advisors, L.L.C.
its General Partner

By:	/s/ Kenneth A. Pontarelli
Name: Kenneth A. Pontarelli
Title: Vice President

GSCP VI OFFSHORE KNIGHT HOLDINGS, L.P.

By: GS Capital Partners VI Offshore Fund, L.P.
its General Partner

By: GSCP VI Offshore Advisors, L.L.C.
its General Partner

By:	/s/ Kenneth A. Pontarelli
Name: Kenneth A. Pontarelli
Title: Vice President

SIGNATURE PAGE TO VOTING AGREEMENT

GSCP VI GERMANY KNIGHT HOLDINGS, L.P.

By: GSCP VI GmbH Knight Holdings
its General Partner

By:	/s/ Kenneth A. Pontarelli
Name: Kenneth A. Pontarelli
Title: Vice President

GS CAPITAL PARTNERS VI PARALLEL, L.P.

By: GS Advisors VI, L.L.C.
its General Partner

By:	/s/ Kenneth A. Pontarelli
Name: Kenneth A. Pontarelli
Title: Vice President

GOLDMAN SACHS KMI INVESTORS, L.P.

By: GS KMI Advisors, L.L.C.
its General Partner

By:	/s/ Kenneth A. Pontarelli
Name: Kenneth A. Pontarelli
Title: Vice President

GSCP KMI INVESTORS, L.P.

By: GSCP KMI Advisors, L.L.C.
its General Partner

By:	/s/ Kenneth A. Pontarelli
Name: Kenneth A. Pontarelli
Title: Vice President

SIGNATURE PAGE TO VOTING AGREEMENT

GSCP KMI INVESTORS OFFSHORE, L.P.

By: GSCP KMI Offshore Advisors, Inc.
its General Partner

By:	/s/ Kenneth A. Pontarelli
Name: Kenneth A. Pontarelli
Title: Vice President

GS INFRASTRUCTURE KNIGHT HOLDINGS, L.P.

By: GS International Infrastructure Partners I, L.P.
its General Partner

By: GS Infrastructure Advisors 2006, L.L.C.
its General Partner

By:	/s/ Kenneth A. Pontarelli
Name: Kenneth A. Pontarelli
Title: Vice President

GS INSTITUTIONAL INFRASTRUCTURE PARTNERS I, L.P.

By: GS Infrastructure Advisors 2006, L.L.C.
its General Partner

By:	/s/ Kenneth A. Pontarelli
Name: Kenneth A. Pontarelli
Title: Vice President

SIGNATURE PAGE TO VOTING AGREEMENT

GS GLOBAL INFRASTRUCTURE PARTNERS I, L.P.

By: GS Infrastructure Advisors 2006, L.L.C.
its General Partner

By:	/s/ Kenneth A. Pontarelli
Name: Kenneth A. Pontarelli
Title: Vice President

HIGHSTAR II KNIGHT ACQUISITION SUB, L.P.

By: Highstar Capital GP II, L.P., its General Partner

By: Highstar Management II, LLC, its General Partner

By: Highstar Capital LP, its attorney-in-fact

By:	/s/ Michael J. Miller
Name: Michael J. Miller
Title: Partner

HIGHSTAR III KNIGHT ACQUISITION SUB, L.P.

By: Highstar GP III Prism Fund, L.P., its General Partner

By: Highstar Management III, LLC, its General Partner

By: Highstar Capital LP, its attorney-in-fact

By:	/s/ Michael J. Miller
Name: Michael J. Miller
Title: Partner

SIGNATURE PAGE TO VOTING AGREEMENT

HIGHSTAR KNIGHT PARTNERS, L.P.

By: Highstar Knight Co-Investment GP, LLC, its General Partner

By: Highstar Capital LP, its attorney-in-fact

By:	/s/ Michael J. Miller
Name: Michael J. Miller
Title: Partner

HIGHSTAR KMI BLOCKER LLC

By: Highstar III Knight Acquisition Sub, L.P., its managing member

By: Highstar GP III Prism Fund, L.P., its General Partner

By: Highstar Management III, LLC, its General Partner

By: Highstar Capital LP, its attorney-in-fact

By:	/s/ Michael J. Miller
Name: Michael J. Miller
Title: Partner

SIGNATURE PAGE TO VOTING AGREEMENT

CARLYLE PARTNERS IV KNIGHT, L.P.

By: TC Group IV, L.P., its general partner

By: TC Group IV Managing GP, L.L.C., its general partner

By: TC Group, L.L.C., its sole member

By: TCG Holdings L.L.C., its managing member

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title:

CP IV COINVESTMENT, L.P.

By: TC Group IV, L.P., its general partner

By: TC Group IV Managing GP, L.L.C., its general partner

By: TC Group, L.L.C., its sole member

By: TCG Holdings L.L.C., its managing member

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title:

CARLYLE ENERGY COINVESTMENT III, L.P.

By: Carlyle Energy Coinvestment III GP, L.L.C.,
its General Partner

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title:

SIGNATURE PAGE TO VOTING AGREEMENT

CARLYLE/RIVERSTONE KNIGHT INVESTMENT PARTNERSHIP, L.P.

By: Carlyle/Riverstone Energy Partners III, L.P.,
its General Partner

By: C/R Energy GP III, LLC,
its General Partner

By:	/s/ Pierre Lapeyle
Name: Pierre Lapeyle
Title: Authorized Person

C/R KNIGHT PARTNERS, L.P.

By: Carlyle/Riverstone Energy Partners III, L.P.,
its General Partner

By: C/R Energy GP III, LLC,
its General Partner

By:	/s/ Pierre Lapeyle
Name: Pierre Lapeyle
Title: Authorized Person

C/R ENERGY III KNIGHT NON-U.S. PARTNERSHIP, L.P.

By: Carlyle/Riverstone Energy Partners III, L.P.,
its General Partner

By: C/R Energy GP III, LLC,
its General Partner

By:	/s/ Pierre Lapeyle
Name: Pierre Lapeyle
Title: Authorized Person

SIGNATURE PAGE TO VOTING AGREEMENT

RIVERSTONE ENERGY COINVESTMENT III, L.P.

By: Riverstone Coinvestment GP LLC,
its General Partner

By:	/s/ Pierre Lapeyle
Name: Pierre Lapeyle
Title: Authorized Person

SIGNATURE PAGE TO VOTING AGREEMENT

EXHIBIT A

BUYER STOCK OWNERSHIP

Number of Shares
Stockholder	Class A Shares
RICHARD D. KINDER	216,492,170
GS CAPITAL PARTNERS V FUND, L.P.	16,227,644
GSCP V OFFSHORE KNIGHT HOLDINGS, L.P.	8,382,523
GSCP V GERMANY KNIGHT HOLDINGS, L.P.	643,371
GS CAPITAL PARTNERS V INSTITUTIONAL, L.P.	5,564,682
GS CAPITAL PARTNERS VI FUND, L.P.	15,764,854
GSCP VI OFFSHORE KNIGHT HOLDINGS, L.P.	13,112,651
GSCP VI GERMANY KNIGHT HOLDINGS, L.P.	560,283
GS CAPITAL PARTNERS VI PARALLEL, L.P.	4,335,066
GOLDMAN SACHS KMI INVESTORS, L.P.	16,886,427
GSCP KMI INVESTORS, L.P.	23,245,978
GSCP KMI INVESTORS OFFSHORE, L.P.	3,365,816
GS INFRASTRUCTURE KNIGHT HOLDINGS, L.P.	19,227,228
GS INSTITUTIONAL INFRASTRUCTURE PARTNERS I, L.P.	724,828
GS GLOBAL INFRASTRUCTURE PARTNERS I, L.P.	6,784,786
HIGHSTAR II KNIGHT ACQUISITION SUB, L.P.	3,156,297
HIGHSTAR III KNIGHT ACQUISITION SUB, L.P.	20,743,460
HIGHSTAR KNIGHT PARTNERS, L.P.	20,239,484
HIGHSTAR KMI BLOCKER LLC	41,131,509
CARLYLE PARTNERS IV KNIGHT, L.P.	54,536,189
CP IV COINVESTMENT, L.P.	5,011,383
CARLYLE ENERGY COINVESTMENT III, L.P.	176,040
CARLYLE/RIVERSTONE KNIGHT INVESTMENT PARTNERSHIP, L.P.	20,123,490
C/R KNIGHT PARTNERS, L.P.	29,773,786
C/R ENERGY III KNIGHT NON-U.S. PARTNERSHIP, L.P.	8,647,642
RIVERSTONE ENERGY COINVESTMENT III, L.P.	826,614

EXHIBIT B

STOCKHOLDERS’ CONTACT INFORMATION

See attached.